EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rodney Lewis, in my capacity as Chief Financial Officer of Mobile Global Esports Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Mobile Global Esports Inc. for the quarter ended March 31, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Mobile Global Esports Inc.

Dated: May 15, 2026	By:	/s/ Rodney Lewis
Rodney Lewis
Chief Financial Officer
(Principal Financial and Accounting Officer)